Exhibit 99.2
© 2026 FuelCell Energy 1 First Quarter 2026 Financial Results & Business Update A rendering of a 50-MW FuelCell Energy data center installation © 2026 FuelCell Energy Exhibit 99.2

© 2026 FuelCell Energy This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its current and future fuel cell technologies, the expected timing of completion of the Company’s ongoing projects, the expected timing of module replacements, the Company’s business plans and strategies, the Company’s plan to reduce operating costs, the Company’s plans and ability to achieve positive Adjusted EBITDA, the capabilities of the Company’s products, the Company's potential sales pipeline, opportunities, and partners, and the markets in which the Company expects to operate. Projected and estimated numbers contained herein are not forecasts and may not reflect actual results. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties, known and unknown, that could cause actual results and future events to differ materially from those projected. Factors that could cause such a difference include, without limitation: general risks associated with product development and manufacturing; general economic conditions; changes in interest rates, which may impact project financing; supply chain disruptions; changes in the utility regulatory environment; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation; potential volatility of commodity prices that may adversely affect our projects; availability of government subsidies and economic incentives for alternative energy technologies; our ability to remain in compliance with U.S. federal and state and foreign government laws and regulations; our ability to maintain compliance with the listing rules of The Nasdaq Stock Market; rapid technological change; competition; the risk that our bid awards will not convert to contracts or that our contracts will not convert to revenue; market acceptance of our products; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States; factors affecting our liquidity position and financial condition; government appropriations; the ability of the government and third parties to terminate their development contracts at any time; the ability of the government to exercise “march -in” rights with respect to certain of our patents; our ability to successfully market and sell our products internationally; delays in our timeline for bringing commercially viable products to market; our ability to develop additional commercially viable products in the future; our ability to implement our strategy; our ability to reduce our levelized cost of energy and deliver on our cost reduction strategy generally; our ability to protect our intellectual property; litigation and other proceedings; the risk that commercialization of our new products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand; our need for and the availability of additional financing; our ability to generate positive cash flow from operations; our ability to service our long-term debt; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts; our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies; the risk that our restructuring plans will not result in the intended benefits or savings; the risk that our restructuring plans will result in unanticipated costs; the risk that our restructuring plans will yield unintended consequences to our remaining workforce and results of operations; our ability to reduce operating costs; and our ability to achieve positive Adjusted EBITDA, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025. The forward-looking statements contained herein speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to Company’s earnings release and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2025, filed with the SEC on December 18, 2025, our Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2026, filed with the SEC on March 9, 2026, and our earnings release for the first quarter ended January 31, 2026, filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 9, 2026. Safe Harbor Statement 2

About FuelCell Energy

FuelCell Energy is an American clean energy company delivering continuous, scalable power to support mission-critical applications and grid resilience[1]

Approaching
1 GW
of deployed fuel cell modules.[2]



The leading U.S. fuel cell manufacturer with demonstrated utility-scale platforms at
10 MW, 20 MW and 58.8 MW
in operation for an average of **10 years**.



687
Modules deployed[2]

553
Global patents covering our fuel cell technology[3]

90% U.S.-based suppliers
Reliable and scalable supply chain[4]

23
Years of proven baseload power generation

FCEL
Listing: NASDAQ
Founded in 1969 in Danbury, CT

[1] The metrics provided are as of January 31, 2026, unless otherwise provided.
[2] Represents cumulative module deployments, including replacement modules, since 2003.
[3] Patents held by FuelCell Energy, Inc. and our subsidiary Versa Power Systems, Inc. as of October 31, 2025.
[4] Based on FY2025 cost data for the 3000 Fuel Cell System platform.
Note: The rendering on this page is of a 50 MW FuelCell Energy data center installation.

FuelCell Energy
© 2026 FuelCell Energy
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Key Messages

Commercial

- Data Centers Opportunities: DC-native power, ready backbone for AI data centers, delivering scalable, continuous power that improves capital efficiency and protects long-term investment.
- Collaboration with SDCL targeting up to 450 MW of fuel cell power for global data centers.
- Pipeline Strength: GW of pricing proposals across data centers, digital infrastructure, and utilities.
- Policy Support: Project economics supported by U.S. policy certainty, including reinstatement of the ITC under the OBBBA.

Operations

- South Korea Momentum: Continued execution on GGE LTSA and 100-MW MOU with Inuverse.
- Carbon Capture Progress: Both carbon capture modules scheduled for shipment to Rotterdam in FY2026.
- Manufacturing Scale-Up: Unlocking existing Torrington manufacturing capabilities, with capacity expansion underway to support up to a 3X output increase.
- U.S. Manufacturing Advantage: U.S.-based supply chain and manufacturing to meet growing demand for power.

Financial

- Strong Liquidity: $379.6M in total cash (including restricted cash) as of January 31, 2026, providing runway to execute growth strategy.
- Flexible Financing: Established access to capital, including $25M EXIM financing to support Korean projects.
- Cost Discipline: Restructuring strengthened operating discipline, reduced structural overhead, and sharpened focus on a single, scalable product platform—supporting sustained margin expansion.

FuelCell Energy
© 2026 FuelCell Energy
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© 2026 FuelCell Energy Commercial Update 5

FuelCell Energy Unique Value Proposition

DC-native power, ready backbone for AI data centers, delivering scalable, continuous power that improves capital efficiency and protects long-term investment

Accelerated Time to Power & Revenue

- Ability to meet customer demand this year
- 1.25 MW building blocks
- Up to 33 MW/acre density
- Near-silent operations
- Negligible criteria emissions
- Reduced permitting friction
- User-paid, on-site generation

Infrastructure Grade Scalability

- Modular power blocks scalable to GWs
- Up to 80% CHP efficiency
- 50% electrical efficiency
- Thermal integration cuts electric demand, improves PUE
- Behind-the-meter, grid parallel, or microgrid
- Layered architecture: UPS | BESS | generation

Capital Preservation & Regulatory Resilience

- 10+ years continuous operation across multiple 20MW+ sites
- 7-year stack life design
- 90% US sourced materials, 100% US built
- Carbon capture ready
- Community friendly
- Designed for evolving environmental frameworks

AI-Native Architecture

- DC-native power backbone
- Designed for high density compute
- Compatible with rack-level architecture
- Next-gen data center design-ready

Revenue & Return Acceleration

- Avoids grid delays
- Unlocks stranded capacity
- Improves site-level energy utilization
- Thermal integration → higher IT load
- Enables phased capital deployment

Carbonate Fuel Cells: Architected for Scale


1.25 MW Module
2.5 MW System
12.5 MW Block
Scalable to 50 MW +

FuelCell Energy
© 2026 FuelCell Energy
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© 2026 FuelCell Energy Power Built for How AI Runs: Carbonate Fuel Cells Native DC output drives efficiency, reliability, responsiveness and cost reduction for the future of AI ▪ Fewer conversions ▪ Lower copper and installation cost ▪ Higher system efficiency ▪ Simpler, more reliable architecture ▪ Higher power density ▪ Proven ecosystem with EV and solar adoption 800 VDC output tied to facility DC distribution: Fuel cells power can be shared across multiple AI racks to increase load diversity and redundant scalability. 13.8 kV AC: Fuel cells can be deployed as grid-replacement to serve the entire facility load. 800 VDC output close-coupled to AI racks: Responsive, efficient, can be integrated with local energy storage to match AI loads. for fuel cell deployment in future 800 VDC data centers: 3 OPTIONS 7 Image source: NVIDIA

Absorption Chilling: Turning Fuel Cell Heat into More Compute

FuelCell Energy's carbonate fuel cells generate high-grade heat that can enable high-efficiency absorption chilling at the scale required by today's data centers, materially improving PUE[1] and freeing up power for IT load

Integrating heat-driven absorption chilling:

Representative example for 100-MW data center[2]



100-MW
data center powered by carbonate fuel cells

$127M
added EBITDA over 20 years

>10%
reduction in PUE

18,000 tons
chilled water output

>60%
reduction in total chiller plant power use

>10%
increase in IT load

	Baseline 100 MW FCEL	100 MW FCEL + Absorption Chilling[2]
IT load	69.5 MW	77.2 MW
Net IT EBITDA per year[3]	baseline	+ 10% (~$7.7M/yr)
Capex (fuel cells, electric chillers, absorption chillers, cooling towers)	baseline	+ 10% (~$27M)
Opex (fuel and LTSA)	baseline	same as baseline
20-year value	baseline	+ $127M

Previously deployed absorption chilling configuration:

- UC San Diego, CA[4]
- 2.8 MW fuel cell system
- 400-ton absorption chiller



(1) PUE: power usage effectiveness.
(2) Estimates are based on FuelCell Energy fuel cell module specifications, publicly available absorption chiller performance data, and internal engineering assumptions, including operating conditions, heat recovery efficiency, and data center power usage characteristics. Actual results may vary based on site-specific design, operating profile, and market conditions.
(3) Based on an estimate from industry sources of $1M EBITDA per additional 1 MW IT load.
(4) The site was decommissioned at the end of the term.

FuelCell Energy
© 2026 FuelCell Energy
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Strategic Collaboration with SDCL

FuelCell Energy and SDCL signed LOI, targeting up to 450 MW of potential data center and AI-driven power projects

Key Terms

Up to

450 MW

pipeline of near- and long-term identified projects

Applications: Data centers and distributed power.

Planned Roles:

- FuelCell Energy: Power infrastructure and long-term service agreements.
- SDCL: Experience in financing, developing, and operating gigawatts of decentralized energy infrastructure.

SDCL Profile

SDCL
Sustainable Development Capital LLP

$2.5B

in assets focused on energy efficiency and decentralized energy infrastructure

- Sustainable Development Capital LLP (SDCL) is a leading developer, investor and fund manager focused on energy efficiency and decarbonization.
- Operations: Develops and invests in decentralized energy infrastructure in the US, UK, and Europe.
- Track Record: Established in 2007, SDCL invests in projects with long-term contracts for commercial, industrial, and data center customers. Notable assets include the RED-Rochester district energy system in New York.

FuelCell Energy
© 2026 FuelCell Energy
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Our Unique Value Proposition is Driving Demand

Our carbonate fuel cells are uniquely positioned to address macro trends driving global electricity demand growth

Demand Growth

Pipeline by type, Feb 2025 | Pipeline by type, Feb 2026


30%
10%
20%
40%
81%
8%
6%
6%
Data centers
Utilities

Note: Pipeline consists of ongoing commercial discussions that range from solutions discussion through contract negotiation and does not represent signed agreements. There can be no assurance that these discussions will result in executed contracts or actual sales.

Sales pipeline highlights:

- >1.5 GW of proposals were delivered in Q1 2026
- 275% increase in total pipeline in February 2026 from February 2025
- Data center pipeline grew significantly year over year accounting for > 80% of the total pipeline

Themes driving pipeline growth and opportunities:

- Demand surge from AI/Cloud
- Long utility interconnection timelines
- Gas turbine queues
- Environmental & permitting constraints
- Policy certainty through the Investment Tax Credit and 45Q carbon capture incentive underpins long-term project economics
- Scarcity of powered land

FuelCell Energy

© 2026 FuelCell Energy
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© 2026 FuelCell Energy Operations Update 11

South Korean Market

FuelCell Energy is an established long-term player in South Korea, with positioning aligned to increasing power demand from data-center applications

Korea Repowering: Deliveries and Revenue

Customer	FY '24 & 25	FY2026			
	Prior 5 Q Actuals	**Q1 Actual**	Q2 Estimate	Q3 Estimate	Q4 Estimate
GGE # of Modules	28	**2**	6	6	0
CGN # of Modules	-	**2**	0	0	6
Revenue	$84M	**$12M**	$18M	$18M	$18M



GGE fuel cell park, South Korea

100-MW MOU with Inuverse

- July 2025: FuelCell Energy and Inuverse signed MOU for data center development in South Korea to explore opportunities to deploy up to 100 MW of fuel cell-based power in phased increments starting in 2027 at the AI Daegu Data Center.
- January 2026: Inuverse announced the execution of a land purchase agreement with Daegu University for the development of the AI Daegu Data Center.

INUVERSE Inuverse is a developer of next-generation AI-specialized hyperscale data centers.

Developing the AI Daegu Data Center with the aspiration to become Korea's largest data center.



Rendering of AI Daegu Data Center, South Korea*

FuelCell Energy

*Source: https://en.inuverse.co.kr/Hyperscale

© 2026 FuelCell Energy

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© 2026 FuelCell Energy Project Pipeline Statistics Market Feedback trends Carbon Capture Unlike other carbon capture technologies that require a power source, our carbonate fuel cell technology is unique in its design to natively capture CO2 and can do so without an external power source ▪ FuelCell Energy is expected to ship to Rotterdam two carbon capture modules in Q2 FY2026. ▪ Modular design supports GW scalability. ▪ Target: large-scale industrial emitters and power producers. ▪ Captured CO2 can be transported and stored via the Porthos project for permanent storage under the North Sea which is expected to be operational in 2026*. External Source Carbon Capture in development with ExxonMobil: Rotterdam Carbonate Fuel Cell Pilot * Source: https://www.porthosco2.nl/en/project/ 13

Planning for Global GW-scale Manufacturing Capacity

Opportunities for localization and optimization of operating costs, product assembly, supply chain, logistics, service and job growth

- Torrington, CT factory expansion underway, which would enable a ramp to up to 350 MW of estimated annualized production capacity with additional capital investment, automation and outsourcing.[1]
  - $20-30 million of estimated capital investments in FY2026 to begin capacity expansion beyond 100 MW.[2]
- Scalable supply chain: 90% U.S.-based suppliers; no reliance on rare-earth elements.

Expansion to > 350MW

Phase 1 Optimize Torrington, CT



Phase 2 Global Assembly Footprint
Centralized Core
Replicable Scale



500 MW – 1 GW+

Phase 3 New High Volume Cell Manufacturing Facility[3] &

- Global Distributed Assembly Footprint
- Centralized Core
- Replicable Scale



We have done this before: South Korea & Germany — we know how to localize final assembly, condition product in-market and scale manufacturing beyond our current footprint.

FuelCell Energy

[1] Including investments in machinery, equipment, tooling, labor, outsourcing of certain processes and inventory.
[2] 2026 estimates include certain long-lead items to enable this capacity expansion. As demand above our current capacity dictates, the Company may commit additional capital for capacity expansion and will provide updated estimates at that time.
[3] Investments to be made when supported by market demand

© 2026 FuelCell Energy
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© 2026 FuelCell Energy Financial Update 15

© 2026 FuelCell Energy (Amounts in millions, except per share amounts) 2026 2025 Total revenue $30.5 $19.0 Loss from Operations $(26.3) $(32.9) Net loss $(26.1) $(32.4) Net loss attributable to common stockholders $(23.7) $(29.1) Net loss per share attributable to common stockholders 1 $(0.49) $(1.42) Adjusted EBITDA 2 $(17.0) $(21.1) Adjusted net loss per share attributable to common stockholders 1, 2 $(0.52) $(1.33) 16 (FYE = 10/31) (Q1) Three Months Ended January 31 1 Historic per share information reflects the impact of the reverse stock split implemented on November 8, 2024. 2 Reconciliations of Adjusted EBITDA and Adjusted net loss per share attributable to common stockholders to most directly comparable GAAP financial measures is included in the appendix. First Quarter 2026 Operating Performance

© 2026 FuelCell Energy $(5.9) $(5.2) $(20.4) $(27.6) Q1 2026 Q1 2025 17 39.3% 10.5% 36.1% 14.1% Product Service Generation Advanced Technologies $4.3 $12.0 $11.0 Gross Loss and Operating Expenses ($M)1 Gross Loss Operating Expenses $0.16 $0.17 $0.94 $1.00 $0.02 $0.03 Service Generation Adv. Tech. Product $1.17 $1.31 1/31/26 1/31/25 $0.05 $0.11 Backlog ($B) 1 Operating expenses for the first quarter of FY2026 decreased to $20.4 million from $27.6 million in the first quarter of FY2025, primarily due a $4.1 million decrease in research and development expenses. Q1 Fiscal 2026 Financial Performance and Backlog $3.2

Cash and Liquidity, Path to Profitability

Strong cash balance allows significant runway to pursue our focused strategy

Our liquidity position has enabled us to execute on our strategic initiatives through investment in manufacturing and R&D (advanced product development)

- $379.6M in total cash (including restricted cash and equivalents) as of January 31, 2026
- Sale of 6.4 million shares of common stock during the 1st quarter resulted in gross proceeds of $56.3M[1]
- Closed new debt financing round with the Export-Import Bank of the United States (EXIM), resulting in ~$25M of gross proceeds

Capacity utilization at Torrington expected to drive future profitability

- Company continues to target positive Adjusted EBITDA results once our Torrington facility achieves an annualized production rate of 100 MW[2]



Cash and Equivalents ($M)
Sequential Quarters
$379.6
67.8
311.8
$341.8
63.7
278.1
1/31/26
10/31/25
Restricted
Unrestricted

[1] Average sale price was $8.82 per share. Net proceeds to the Company of approximately $54.9 million after deducting sales commissions and fees totaling approximately $1.4 million.
[2] For the three months ended January 31, 2026, we operated at an annualized production rate of approximately 32.6 MW in our Torrington, CT manufacturing facility on a single production shift. Maximum annualized capacity (module manufacturing, final assembly, testing and conditioning) is 100 MW per year under the Torrington facility's current configuration when being fully utilized.

FuelCell Energy

© 2026 FuelCell Energy
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© 2026 FuelCell Energy Thank you 19

© 2026 FuelCell Energy Appendix 20

© 2026 FuelCell Energy Non-GAAP Financial Measures Financial results are presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Ma nagement also uses non-GAAP measures to analyze and make operating decisions on the business. Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted net loss attributable to common stockholders and Adjusted net loss per share attributable to common stockholders are non-GAAP measures of operations and operating performance by the Company. These supplemental non-GAAP measures are provided to assist readers in assessing operating performance. Management believes EBITDA, Adjusted EBITDA, Adjusted net loss attributable to common stockholders and Adjusted net loss per share attributable to common stockholders are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, impairment and restructuring expenses, unrealized non-cash (gain) loss on derivative instruments and other unusual items, which are considered either non-cash or non-recurring. Adjusted net loss attributable to common stockholders and Adjusted net loss per share attributable to common stockholders differ from the most comparable GAAP measures, Net loss attributable to common stockholders and Net loss per share attributable to common stockholders, primarily because they do not include stock-based compensation, impairment and restructuring expenses, unrealized non-cash (gain) loss on derivative instruments and other unusual items, which are considered either non-cash or non-recurring. While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to differences in the exact method of calculation. The Company’s non -GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. On the following slides, we calculate EBITDA and Adjusted EBITDA and reconcile these figures to the GAAP financial statement measure Net loss; we calculate Adjusted net loss attributable to common stockholders and reconcile that figure to the GAAP financial statement measure Net loss attributable to common stockholders; and we calculate Adjusted net loss per share attributable to common stockholders. 21

© 2026 FuelCell Energy 22 (1) Includes depreciation and amortization on our Generation portfolio of $8.7 million and $8.0 million for the three months ended January 31, 2026 and 2025, respectively. (2) Other income net includes gains and losses from transactions denominated in foreign currencies, interest rate swap income earned from investments and other items incurred periodically, which are not the result of the Company’s normal business operations. (3) The Company recorded mark-to-market net gains of $3.6 million and $1.8 million for the three months ended January 31, 2026 and 2025, respectively, related to natural gas purchase contracts as a result of net settling certain natural gas purchases under previous normal purchase normal sale contract designations, which resulted in a change to mark-to-market accounting. These gains are classified as Generation cost of sales. GAAP to Non-GAAP Reconciliation The following table calculates EBITDA and Adjusted EBITDA and reconciles these figures to the GAAP financial statement measure Net loss

© 2026 FuelCell Energy 23 GAAP to Non-GAAP Reconciliation (1) Includes depreciation and amortization on our Generation portfolio of $8.7 million and $8.0 million for the three months ended January 31, 2026 and 2025, respectively. (2) Other income, net includes gains and losses from transactions denominated in foreign currencies, interest rate swap income earned from investments and other items incurred periodically, which are not the result of the Company’s normal business operations. (3) The Company recorded a mark-to-market net gain of $3.6 million and $1.8 million for the three months ended January 31, 2026 and 2025, respectively, related to natural gas purchase contracts as a result of net settling certain natural gas purchases under previous normal purchase normal sale contract designations, which resulted in a change to mark-to-market accounting. These gains are classified as Generation cost of sales. The following table calculates Adjusted net loss attributable to common stockholders and reconciles that figure to the GAAP financial statement measure Net loss attributable to common stockholders and calculates Adjusted net loss per share attributable to common stockholders.

© 2026 FuelCell Energy Note: Quarters shown are fiscal quarters for fiscal years ending October 31st .. Service Business Profile for Module Replacement Projects with LTSA Size of Plant (MW) Module Restack Quantity Est. Date of Next Module Restack United Illuminating - Glastonbury 2.8 2 Q4-2026 United Illuminating - Seaside 2.8 2 Q1-2027 E.ON - Friatec 1.4 1 Q1-2027 E.ON - Radisson 0.4 1 Q1-2028 Pepperidge Farm - 1 1.4 1 Q2-2028 Pepperidge Farm - 2 1.4 1 Q2-2028 KOSPO 2.5 2 Q2-2028 KOSPO 2.5 2 Q1-2029 KOSPO 2.5 2 Q3-2029 United Illuminating - Woodbridge 2.2 2 Q1-2030 KOSPO 2.5 2 Q1-2030 KOSPO 10 8 Q2-2030 Trinity College 1.4 1 Q2-2030 KOSPO 2.5 2 Q3-2030 Noeul Green Energy 20 16 Q4-2030 Total under LTSA 56.3 45 ▪ Near term replacement activities limited with 5 expected before 2028 ▪ Module replacement activities expected to ramp up in next 3-4 years as stacks near end of life across domestic and international portfolio ▪ Utility scale Korea installs expected to drive majority of restacks with 34 expected to occur between mid-2028 and Q4 2030 24

FuelCell Energy Owned U.S. Operating Portfolio Overview

On-Balance Sheet Generation Operating Portfolio as of January 31, 2026

Project Name	Power Off-Taker	Location	Rated Capacity[1] (MW)	Actual Commercial Operation Date [2]	PPA Term (Years)
Central CT State University ("CCSU")	CCSU (CT University)	New Britain, CT	1.4	Q2 '12	15
Riverside Regional Water Quality Control Plant	City of Riverside (CA Municipality)	Riverside, CA	1.4	Q4 '16	20
Pfizer, Inc.	Pfizer, Inc.	Groton, CT	5.6	Q4 '16	20
Santa Rita Jail	Alameda County, California	Dublin, CA	1.4	Q1 '17	20
Bridgeport Fuel Cell Project	Connecticut Light and Power (CT Utility)	Bridgeport, CT	14.9	Q1 '13	15
Tulare BioMAT	Southern California Edison (CA Utility)	Tulare, CA	2.8	Q1 '20	20
San Bernardino	San Bernardino Municipal Water Dept.	San Bernardino, CA	1.4	Q3 '21	20
LIPA Yaphank Project	PSEG/LIPA, LI NY (Utility)	Long Island, NY	7.4	Q1 '22	20
Groton Project	CMEEC (CT Electric Co-op)	Groton, CT	7.4	Q1 '23	20
Toyota	Southern California Edison, Toyota	Los Angeles, CA	2.3	Q1'24	20
Derby - CT RFP-2	Eversource/United Illuminating (CT Utilities)	Derby, CT	14.0	Q1'24	20
Derby (SCEF)	Eversource/United Illuminating (CT Utilities)	Derby, CT	2.8	Q1'24	20
Total MW Operating			**62.8**		

[1] Rated capacity is the platform's design rated output as of the date of initiation of commercial operations, except with respect to the Groton Project which did not achieve its design rated output of 7.4 MW until December 2023.
[2] Quarters for Actual Commercial Operation Date refer to FuelCell Energy fiscal quarters.

FuelCell Energy

© 2026 FuelCell Energy
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